Exhibit 99.1

Leading Independent Proxy Advisory Firm ISS Recommends

Connecticut Water Shareholders Vote “FOR” the SJW Group Transaction

Connecticut Water Urges Shareholders to Vote “FOR” on the GREEN Proxy Card Today

To Learn More about How to Vote, Visit www.sjw-ctws.com/how-to-vote

CLINTON, Conn., November 5, 2018 – Connecticut Water Service, Inc. (NASDAQ: CTWS) today announced that leading independent proxy advisory firm Institutional Shareholder Services Inc. (“ISS”) recommends that Connecticut Water shareholders vote “FOR” the transaction with SJW Group (NYSE: SJW) on the GREEN proxy card.

In its November 5, 2018 report, ISS stated:1

•	“The merger consideration, which evolved from an all-stock to all-cash transaction, provides a significant premium.”
•	“The board also appears to have led a reasonable sales process.”
•	“Given the premium to the unaffected share price and the certainty of value inherent in the cash form of consideration, support for the transaction is warranted.”

Carol P. Wallace, Chairman of the Connecticut Water Service Board, said, “We are pleased that ISS recognizes the compelling value that Connecticut Water shareholders will receive through this transaction and the thorough process that the Connecticut Water Service Board undertook. Importantly, the $70.00 per share cash offer represents a 33% premium to Connecticut Water’s unaffected closing stock price on March 14, 20182 and exceeds our all-time high closing stock price,3 which underscores the tremendous and immediate upside created by this transaction. By voting “FOR” the SJW Group transaction, shareholders are voting for significant, certain, premium value, as well as benefits for employees, customers and communities that we believe are fundamental to being a successful utility company.”

The Special Meeting of Shareholders will be held on November 16, 2018. The Connecticut Water Board of Directors strongly urges Connecticut Water shareholders to vote “FOR” the proposal to approve the SJW Group merger agreement as well as all other proposals related to the SJW Group transaction on the GREEN proxy card TODAY.

[1]	Permission to use quotation neither sought nor obtained.
[2]	The last trading day before the original SJW Group transaction was announced.
[3]	Prior to the announcement of the revised agreement with SJW Group on August 6, 2018.

Connecticut Water reminds shareholders that their vote is important, no matter how many or how few shares they own.

Shareholders who have questions, need assistance in voting their shares or would like additional information should contact:

Morrow Sodali

Call toll-free (800) 662-5200 or

CTWS@morrowsodali.com

Or

MacKenzie Partners

Call toll-free (800) 322-2885 or

CTWS@mackenziepartners.com

To learn more about Connecticut Water’s transaction with SJW Group and the substantial value and significant benefits it will provide, shareholders are encouraged to visit www.sjw-ctws.com.

About CTWS

CTWS is a publicly traded holding company headquartered in Clinton, Connecticut. CTWS is the parent company of The Connecticut Water Company, The Maine Water Company, The Avon Water Company, and The Heritage Village Water Company. Together, these subsidiaries provide water service to more than 450,000 people in Connecticut and Maine, and wastewater service to more than 10,000 people in Connecticut.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approval from the shareholders of Connecticut Water for the transaction is not obtained; (2) the risk that the regulatory approvals required for the transaction are not obtained, on the terms expected or on the anticipated schedule; (3) the effect of water, utility, environmental and other governmental policies and regulations; (4) litigation relating to the transaction; (5) the ability of the parties to the transaction to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; (6) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement between the parties to the proposed transaction; (7) changes in demand for water and other products and services of Connecticut Water; (8) unanticipated weather conditions; (9) catastrophic events such as fires, earthquakes, explosions, floods, ice storms, tornadoes, terrorist acts, physical attacks, cyber-attacks, or other similar occurrences that could adversely affect Connecticut Water’s facilities, operations, financial condition, results of operations, and reputation; (10) risks that the proposed transaction disrupts the current plans and operations of Connecticut Water; (11) potential difficulties in employee retention as a result of the proposed transaction; (12) unexpected costs, charges or expenses resulting from the transaction; (13) the effect of the announcement or pendency of the proposed transaction on Connecticut Water’s business relationships, operating results, and business generally, including, without limitation, competitive responses to the proposed transaction; (14) risks related to diverting management’s attention from ongoing business operations of Connecticut Water; (15) the trading price of Connecticut Water’s common stock; and (16) legislative and economic developments.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to Connecticut Water’s overall business and financial condition, including those more fully described in Connecticut Water’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including, without limitation, its annual report on Form 10-K for the fiscal year ended December 31, 2017 and its quarterly report on Form 10-Q for the period ended June 30, 2018. Forward-looking statements are not guarantees of performance, and speak only as of the date made, and neither Connecticut Water nor its management undertakes any obligation to update or revise any forward-looking statements except as required by law.

Additional Information and Where to Find It

This communication relates to the proposed acquisition of Connecticut Water by SJW Group. In connection with the proposed transaction, on October 2, 2018, Connecticut Water filed a definitive proxy statement on Schedule 14A and the accompanying GREEN proxy card with the SEC. SHAREHOLDERS OF CONNECTICUT WATER ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a copy of the definitive proxy statement and the other documents filed by Connecticut Water with the SEC free of charge at the SEC’s web site, http://www.sec.gov, and shareholders of Connecticut Water will also be able to obtain transaction-related documents free of charge by directing a request to Connecticut Water’s Corporate Secretary, Kristen A. Johnson, at Connecticut Water Service, Inc., 93 West Main Street, Clinton, Connecticut 06413, or by telephone at 1-800-428-3985.

Participants in Solicitation

SJW Group and its directors and executive officers, and Connecticut Water and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Connecticut Water’s common stock in respect of the proposed transaction. Information about the directors and executive officers of SJW Group is set forth in the proxy statement for SJW Group’s 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 6, 2018. Information about the directors and executive officers of Connecticut Water is set forth in the proxy statement for Connecticut Water’s 2018 Annual Meeting of Shareholders, which was filed with the SEC on April 6, 2018. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement regarding the proposed transaction, which was filed on October 2, 2018, and other relevant materials filed with the SEC regarding the proposed transaction.

Connecticut Water Contacts

Daniel J. Meaney, APR

Director, Corporate Communications

(860) 664-6016

dmeaney@ctwater.com

Investors

Mike Verrechia / Bill Dooley

Morrow Sodali, LLC

(800) 662-5200

CTWS@morrowsodali.com

Dan Burch / Laurie Connell

MacKenzie Partners, Inc.

(800) 322-2885

CTWS@mackenziepartners.com

Media

Joele Frank, Wilkinson Brimmer Katcher

Barrett Golden / Joseph Sala

(212) 355-4449